UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2014

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this Item 1.01.

The information set forth below under “Item 3.02. Unregistered Sales of Equity Securities” with respect to the Registration Rights Agreement is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

On September 30, 2014, Xenith Bankshares, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Raymond James Bank, N.A. (the “Lender”) that provides for an unsecured senior term loan credit facility up to $15 million. The Company borrowed $12 million at closing on September 30, 2014, and has the right to borrow up to an additional $3 million under a delayed-draw term loan commitment, subject to customary conditions, on or before September 30, 2015. The term loans are repayable in monthly payments of accrued interest only for the first six months and then, beginning on March 31, 2015, the term loans are repayable in installments of principal, based on a 10-year amortization schedule, plus accrued interest, payable quarterly. Unless extended or earlier prepaid, the maturity date of all term loans made under the Credit Agreement is September 30, 2019, at which time all unpaid principal, with accrued interest thereon, will become due and payable in full.

All borrowings under the Credit Agreement will bear interest at the 30-day London Interbank Offered Rate in effect from time to time, plus 3.5% per annum.

The Credit Agreement is unsecured but the Lender has the benefit of a negative pledge on all of the outstanding capital stock of the Company’s wholly-owned subsidiary, Xenith Bank, and its wholly-owned subsidiaries.

The Credit Agreement contains customary representations and warranties, customary affirmative and negative covenants and customary events of default that permit the Lender to accelerate the Company’s outstanding obligations under the Credit Agreement upon any event of default that is not cured within any applicable cure period. The negative covenants include restrictions on, among other things, indebtedness, liens, investments, mergers and acquisitions, asset sales and other dispositions, sales and leasebacks, dividends and other distributions.

The Credit Agreement also contains financial covenants that require (i) the Company to be, and to cause its bank subsidiary to be, “well capitalized” as defined in federal banking regulations, at all times, (ii) the bank subsidiary’s total risk-based capital ratio to be at least equal to 11.5% as of the last day of each fiscal quarter, (iii) the bank subsidiary’s ratio of non-performing assets to tangible primary capital to be no more than 30% as of the last day of each fiscal quarter, (iv) the bank subsidiary’s ratio of loan loss reserves, including loans discounts relating to acquired loans, to non-performing loans to be at least equal to 70% at all times and (v)

the Company’s fixed charge coverage ratio, determined on a consolidated basis, to be at least 1.25 to 1.0 at the end of each fiscal quarter for the trailing four fiscal quarters.

The Company intends to contribute a substantial portion of the net proceeds of the term loans to its subsidiary, Xenith Bank, for use by the bank in funding organic loan growth and continued investment in infrastructure and personnel and for other general corporate purposes.

Raymond James Bank, N.A., or its affiliates, have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory and other services in the ordinary course of business for the Company, for which Raymond James Bank, N.A., or its affiliates has in the past and may in the future receive customary fees and commissions.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On September 25, 2014 and September 29, 2014 the Company issued and sold an aggregate of 880,000 shares of its common stock, $1.00 par value per share (the “Shares”), at a price of $6.35 per share to third-party investors (the “Purchasers”) for an aggregate purchase price of approximately $5.6 million. No underwriter or placement agent was involved, and no underwriting discounts or commissions were paid.

The issuances and sales of the Shares were exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from the registration requirements of the Act for transactions not involving any public offering pursuant to Section 4(a)(2) under the Act.

In connection with the foregoing, the Company and the Purchasers entered into registration rights agreements (“Registration Rights Agreement”) pursuant to which the Company agreed to provide the Purchasers with the benefit of certain registration rights under the Act. If the Company proposes to file a registration statement covering any of its equity securities under the Act (whether to be sold by it or by one or more selling shareholders and including without limitation pursuant to any demand registration or “takedown” using a shelf registration statement), other than an offering registered on Form S-8 or Form S-4, or successor forms relating to employee stock plans and business combinations, each Purchaser will have the right to include in such registration (and offering, if applicable) the Shares owned by such Purchaser. These registration rights may be limited if the managing underwriters advise the Company that, in their opinion due to marketing factors, the number of shares requested to be included in such registration exceeds the number that can reasonably be expected to be sold in the particular offering.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the events described in Items 2.03 and 3.02 above, the Company issued a press release, a copy of which is attached as hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Agreement, dated as of September 30, 2014, between the Company and Raymond James Bank, N.A.

10.2	Form of Registration Rights Agreement

99.1	Press release issued by the Company on September 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2014

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Credit Agreement, dated as of September 30, 2014, between the Company and Raymond James Bank, N.A.

10.2	Form of Registration Rights Agreement

99.1	Press release issued by the Company on September 30, 2014